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TRUST                                    FUND NAME                             CUSIP         ISSUER/ SECURITY DESCRIPTION
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
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  165167107  Chesapeake Energy Corporation
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  171232AR2  Chubb Corp 5.75% 5/15/18
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  260543BV4  Dow Chemical Company 5.70% 5/15/18
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  68389XAD7  Oracle Corp. 4.95% 4/15/13
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  74254PYE6  Principal Life Inc 5.30% 4/24/13
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  88732JAK4  Time Warner Cable Inc 6.2% 7/01/13
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  92826C839  Visa Inc.
Columbia Funds Variable Insurance Trust  Columbia Asset Allocation Fund, VS  92826C839  Visa Inc.
Columbia Funds Variable Insurance Trust  Columbia Large Cap Growth Fund, VS  92826C839  Visa Inc.
Columbia Funds Variable Insurance Trust  Columbia Large Cap Value Fund, VS   92826C839  Visa Inc.
Columbia Funds Variable Insurance Trust  Columbia Strategic Income Fund, VS  28336LBR9  El Paso 7.25% 6/1/08
Columbia Funds Variable Insurance Trust  Columbia Strategic Income Fund, VS  570506AF2  Markwest Energy Partners 8.75% 4/15/18
Columbia Funds Variable Insurance Trust  Columbia Strategic Income Fund, VS  716495AC0  Petrohawk Energy Corp 7.875% 6/1/15
Columbia Funds Variable Insurance Trust  Columbia Strategic Income Fund, VS  75281AAJ8  Range Resources Corp 7.250% 5/1/18
Columbia Funds Variable Insurance Trust  Columbia Strategic Income Fund, VS  845467AD1  Southwestern Energy Co. 7.50% 2/1/2018

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                                          NOTE/                                                     AMOUNT
                                          BOND/   PURCHASE                     QUANTITY  PURCHASE  PAID BY
TRUST                                    EQUITY     DATE    SELLING BROKER**  PURCHASED    DATE      FUND    FYE
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
Columbia Funds Variable Insurance Trust  Equity  3/28/2008  Deutsche Bank          125   45.750      5,719  12/31
Columbia Funds Variable Insurance Trust  Note    5/1/2008   Citigroup           70,000   99.106     69,374  12/31
Columbia Funds Variable Insurance Trust  Note    5/1/2008   Merrill Lynch      100,000   99.553     99,553  12/31
Columbia Funds Variable Insurance Trust  Note    4/2/2008   Citigroup          165,000   99.9640   164,941  12/31
Columbia Funds Variable Insurance Trust  Bond    4/17/2008  Deutsche Bank      140,000   99.818    139,745  12/31
Columbia Funds Variable Insurance Trust  Note    6/16/2008  Wachovia           225,000   99.7880   224,523  12/31
Columbia Funds Variable Insurance Trust  Equity  3/18/2008  JPMorgan             2,407   44.0000   105,908  12/31
Columbia Funds Variable Insurance Trust  Equity  3/18/2008  JPMorgan             2,459   44.0000   108,196  12/31
Columbia Funds Variable Insurance Trust  Equity  3/18/2008  JPMorgan             5,224   44.0000   229,856  12/31
Columbia Funds Variable Insurance Trust  Equity  3/18/2008  JPMorgan            11,166   44.0000   491,304  12/31
Columbia Funds Variable Insurance Trust  Bond    5/22/2008  Deutsche Bank      175,000   100       175,000  12/31
Columbia Funds Variable Insurance Trust  Note    4/10/2008  JPMorgan            15,000   99.1830    14,877  12/31
Columbia Funds Variable Insurance Trust  Note    5/9/2008   Lehman Brothers     80,000   100        80,000  12/31
Columbia Funds Variable Insurance Trust  Bond    5/1/2008   JPMorgan            15,000   100        15,000  12/31
Columbia Funds Variable Insurance Trust  Note    1/11/2008  JPMorgan            90,000   100.0000   90,000  12/31
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